Deferred Revenue and Revenue Recognition	12 Months Ended
Dec. 31, 2016
Deferred Revenue Disclosure [Abstract]
Deferred Revenue Disclosure [Text Block]
Note 8 – Deferred Revenue and Revenue Recognition

On July 28, 2016, the Company signed a Collaboration Agreement with Samil Pharm. Co. Ltd. (the “Samil”), for an exclusive, royalty-bearing license for the commercialization of Aramchol (with an option to manufacture) for the treatment of fatty liver indications including NASH in the Republic of Korea. Under the terms of the agreement, the company received an up-front payment of approximately $2.1 million. Samil has also agreed to pay additional clinical- and regulatory-based milestone payments, which may aggregate to $6.0 million, as well as tiered, double-digit royalties payable on sales (under certain limitations). Additionally, following the ARREST Study, Samil has an option to extend the License to Vietnam, which, if exercised, would increase the clinical- and regulatory-based milestone payments.

The up-front payment has been recorded as deferred revenue. The deferred revenue is then amortized over the contractual period, and future milestone payments will be recognized once earned. Accordingly, during the year ended December 31, 2016, the Company recognized revenue of $467 thousands, with the remaining amount of $1.6 is recorded as deferred revenue, of which, $1.1 million is classified as short-term portion of deferred revenue and $529 thousands are classified as long-term portion of deferred revenue.